UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report: November 20, 2008

(Date of earliest event reported): November 18, 2008

SUNOCO LOGISTICS PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-31219	23-3096839
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

1735 Market Street, Suite LL, Philadelphia, PA	19103-7583
(Address of principal executive offices)	(Zip Code)

(215) 977-3000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On November 18, 2008, Sunoco Pipeline L.P. and Sunoco Partners Marketing & Terminals L.P., each subsidiaries of Sunoco Logistics Partners L.P. (the “Partnership”), purchased the MagTex refined products pipeline system, associated terminal facilities in Texas and Louisiana, and other related assets from affiliates of ExxonMobil Corporation for an aggregate purchase price of $184.2 million. This purchase was financed with a borrowing under the August 8, 2007 Credit Agreement by and among the Partnership, its subsidiary, Sunoco Logistics Partners Operations L.P., Citbank, N.A. and certain other lenders (the “Credit Facility”). The terms and conditions of the MagTex acquisition were previously described in the Partnership’s Form 8-K, filed on April 30, 2008. The terms and provisions of the Credit Facility are described in the Partnership’s annual report on Form 10-K, filed February 26, 2008. The Credit Facility is attached as an exhibit to the Partnership’s Form 10-Q/A, filed on November 19, 2007.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On November 18, 2008, the Partnership’s general partner approved and executed Amendment No. 2 (the “Amendment”) to the Second Amended and Restated Agreement of Limited Partnership of the Partnership (the “Partnership Agreement”). Under the terms of this Amendment, the amounts payable pursuant to the incentive distribution rights of the Partnership under the Partnership Agreement shall be adjusted commencing with the payment of the fifth quarterly distribution paid after the MagTex acquisition closing date (“MagTex Closing Date”). There shall be no reductions in incentive distribution rights for each of the first four quarters, commencing with and including the quarter in which the MagTex Closing Date occurs. Thereafter, distributions shall be reduced by $485,333 for each of the successive 12 quarters, for an aggregate reduction of $5,500,000 over the 16 quarter period.

A copy of the Amendment is filed as Exhibit 3.1 to this report and is incorporated herein by reference.

Item 8.01	Other Events.

On November 18, 2008, the Partnership announced that it had completed its acquisition of the MagTex pipeline system, associated terminal facilities and other related assets as described in Item 2.03 above.

A copy of the press release announcing the completion of the acquisition is attached as Exhibit 99.1 and is incorporated herein by reference.

The information in this report, being furnished pursuant to Items 8.01 and 9.01 of Form 8-K, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and is not incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

3.1	Amendment No. 2 to the Second Amended and Restated Agreement of Limited Partnership of Sunoco Logistics Partners L.P.

99.1	Press release dated November 18, 2008

The information in this report, being furnished pursuant to Item 9.01 of Form 8-K, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and is not incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNOCO LOGISTICS PARTNERS LP.

By:	Sunoco Partners LLC, its General Partner

	By:	/s/ NEAL E. MURPHY
Neal E. Murphy
Vice President and Chief Financial Officer

November 20, 2008

Philadelphia, PA

EXHIBIT INDEX

Exhibit No.	Exhibit
3.1	Amendment No. 2 to the Second Amended and Restated Agreement of Limited Partnership of Sunoco Logistics Partners L.P.

99.1	Press release dated November 18, 2008.